PMC-SIERRA, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

         The following constitute the provisions of the 1991 Employee Stock Purchase Plan of PMC-Sierra, Inc.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


2.       Definitions.

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Common Stock" shall mean the Common Stock of the Company.

         (d) "Company" shall mean PMC-Sierra, Inc., a Delaware corporation.

         (e) "Compensation" shall mean all base straight time gross earnings plus payments for overtime, shift premiums and commissions, but excluding incentive compensation, incentive payments, bonuses, awards, and other compensation.

         (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

         (g) "Employee" shall mean any individual who is a regular employee of the Company for purposes of tax withholding under the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

         (h) "Enrollment Date" shall mean the first day of each Offering Period.

         (i) "Exercise Date" shall mean the first Trading Day on or after February 15 and August 15 of each year, except that the term "Exercise Date" with respect to the Offering Period that began on January 1, 2003 (the "January Offering Period") shall mean the last day of each Purchase Period and is either January 1 or July 1 of each year.


         (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

              (ii) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock on the last market trading day prior to the day of such determination, as reported in the Wall Street Journal or such other source as the Board deems reliable, or;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         (k)  "Offering   Period"   shall  mean  the  period  of   approximately
twenty-four (24) months during which an option granted pursuant to the Plan may be exercised.

         (l) "Plan" shall mean this Employee Stock Purchase Plan.

         (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower, except that if the Employee completes an election form in the form of Exhibit A to this Plan (or such other form as the Company may provide) and files it with the Company's payroll office at least ten
(10) business days before the applicable Exercise Date, the Purchase Price shall mean an amount equal to 100% of the Fair Market Value of a share of Common Stock on the Enrollment Date or 85% of the Fair Market Value of a share of Common Stock on the Exercise Date, whichever is lower. Such an election is only applicable for the Purchase Period as stated on the election form and for Employee's who are already participants in the applicable Offering Period.

         (n) "Purchase Period" shall mean the approximately six month period commencing on one Exercise Date and ending with the next Exercise Date.

         (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

         (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3. Eligibility.

         (a) Any Employee, as defined in paragraph 2, who has been continuously employed by the Company for at least one (1) day and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive, overlapping Offering Periods. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.
Absent action by the Board, each Offering Period shall be for a period of approximately twenty-four months (24) and a new Offering Period shall commence on the first Trading Day on or after February 15 and August 15 of each year.


         5. Participation.

         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit B to this Plan (or such other form as the Company may provide) and filing it with the Company's payroll office at least one (1) day prior to the applicable Enrollment Date, unless an earlier or later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

         (b) Payroll deductions for a participant shall commence on the first payroll period following the Enrollment Date and shall end on the last payroll period in the Offering Period, unless sooner terminated by the participant as provided in paragraph 10.

         6. Payroll Deductions.

         (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made during the Offering Period pursuant to such procedures as the Board (or its delagee) may specify from time to time and in an amount not exceeding ten percent (10%) of the Compensation which he or she receives during the Offering Period. The aggregate of any payroll deductions made during the Offering Period shall not exceed ten percent (10%) of the participant's Compensation during said Offering Period, except as otherwise provided by the Board (or its delagee). Notwithstanding the foregoing, a participant employed by a Subsidiary located outside of the United States may, while on a Company approved leave of absence only, continue to participate in the Plan by remitting to the Company (or its applicable Subsidiary) contributions via check or other means (as the Company may specify) in an amount not to exceed the amount such participant would have been eligible to contribute to the Plan if he or she was an active employee during such Company approved leave of absence (as determined by the Company).

         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. Except as provided below, a participant may not make any additional payments into such account. Each participant in the January Offering Period who elects to participate in the Offering Period that begins on February 15, 2003 (the "February Offering Period") and withdraws from the January Offering Period shall be permitted to transfer his or her accumulated payroll deductions from the January Offering Period to the participant's account under the February Offering Period (at such time as determined by the Board or its delagee). In addition, each eligible Employee who elects to participate in the February Offering Period shall be permitted to make an additional payment to his or her account under the February Offering Period in an amount not to exceed the greatest amount of payroll deductions accumulated from January 1, 2003 through February 15, 2003 by any single participant in the January Offering Period, less the amount of payroll deductions that the eligible Employee transfers from the January Offering Period to the February Offering Period (at such time as determined by the Board or its delagee).

         (c) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his or her payroll deductions during the current Purchase Period by filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant may increase the rate of his or her payroll deductions for an upcoming Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days of the commencement of the upcoming Purchase Period. A participant's subscription agreement shall remain in effect for successive Purchase Periods and Offering Periods unless terminated as provided in paragraph
10. The Board shall be authorized to limit the number of participation rate changes during any Offering Period.

         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Purchase Period which is scheduled to end during the current calendar year (the "Current Purchase Period") that the aggregate of all payroll deductions and other contributions (if any) which were previously used to purchase stock under the Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions and other contributions (if any) accumulated with respect to the Current Purchase Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

         (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Employee.


         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date (including any additional contributions) and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any Purchase Period in the January Offering Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Section 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and the option shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10 below, his or her option for the purchase of shares will be exercised automatically on each Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions (including any additional contributions) in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in paragraph 10. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option or shall deliver the shares purchased by the participant to a brokerage account as instructed by such participant.


         10. Withdrawal; Termination of Employment.

         (a) A participant may withdraw all but not less than all the payroll deductions and other contributions, if any, credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit C to this Plan (or such other form as the Company may provide). All of the participant's payroll deductions (including any additional contributions) credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

         (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section 2(g)), the payroll deductions and other contributions, if any, credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and such participant's option will be automatically terminated.


         11. Interest. No interest shall accrue on the payroll deductions or other contributions, if any, credited to a participant's account under the Plan.

         12. Stock.

         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 12,818,074 shares, plus an annual increase to be added on January 1 of each year, beginning on January 1, 1999, equal to the lesser of (i) 1% of the outstanding shares on such date,
(ii) 2,000,000 shares, or (iii) an amount determined by the Board, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. During any Purchase Period under the January Offering Period, the maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan during such Purchase Period shall equal 480,000 shares, subject to adjustment upon changes in capitalization as provided in paragraph 18. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable based first on payroll deductions credited to a participant's account during the applicable Purchase Period.

         (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

         (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

              (i) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

              (ii) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.


         (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.


         14. Designation of Beneficiary.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions or other contributions, if any, credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraphs 6 and 14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions and other contributions, if any, received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such monies.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions (including any additional contributions), the Purchase Price, the number of shares purchased and the remaining cash balance, if any.


         18. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.


         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Periods will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

         (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

         19. Amendment or Termination.

         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraphs 18 and 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

         (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Purchase Periods and/or Offering Periods, limit the frequency and/or number of changes in the amount withheld during Purchase Periods and/or Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of twenty
(20) years unless sooner terminated under paragraph 19.

         23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         24. Automatic Transfer to Low Price Offering Period. To the extent permitted by Rule 16b-3 of the Exchange Act, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their options on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof; provided that the Fair Market Value of the Common Stock on such date is less than the Fair Market Value of the Common Stock at the Enrollment date of the employee's current Offering Period.




                                    EXHIBIT A

                                  ELECTION FORM


         The undersigned participant in the Offering Period of the PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan which began on ____________, ____, elects a Purchase Price equal to 100%, and not 85%, of the Fair Market Value of a share of Common Stock on the Enrollment Date or 85% of the Fair Market Value on the Exercise Date, whichever is lower, for the Purchase Period ending on ____________, ____ only.

         All capitalized terms have the meaning they have in the PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan.

         Any tax consequences arising from this election, from the purchase of shares or from any other event or act hereunder (of the Company or the undersigned) shall be borne solely by the undersigned. The undersigned acknowledges that the undersigned did not rely on the Company for tax advice and should consult a tax advisor before making this election.



                                    _____________________________
                                    Name of Participant

                                    _____________________________

                                    _____________________________
                                    Address of Participant

                                    _____________________________
                                    Signature

                                    _____________________________
                                    Date


         Please fill-in and file with the Company's payroll office at least 10 business days before the Exercise Date.


                                    EXHIBIT B

                                PMC-SIERRA, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT




_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)



1. I, ____________, hereby elect to participate in the PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribe to purchase shares of PMC-Sierra, Inc.'s (the "Company's") Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.


2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)


3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.


4. I have received a copy of the complete "PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.


5.       Shares  purchased for me under the Employee  Stock Purchase Plan should
         be  issued  in  the  name(s)  of   (employee   and/or   spouse   only):
         ______________________________.


6. (For US taxpayers only) I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares) or within 1 year after the Exercise Date (the date I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 1-year and 2-year holding periods described above, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of
         (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.


7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.


8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:


NAME: (Please print)
                     -----------------------------------------------------------
                        (First)             (Middle)            (Last)


-----------------------             --------------------------------------------
Relationship                        (Address)



NAME: (Please print)
                     -----------------------------------------------------------
                        (First)             (Middle)            (Last)


-----------------------             --------------------------------------------
Relationship                        (Address)




Employee's Social
Security Number:
                        --------------------------------------------------------


Employee's Address:
                        --------------------------------------------------------





I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.


Dated:
       -------------------          --------------------------------------------
                                    Signature of Employee


                                    --------------------------------------------
                                    Spouse's Signature
                                    (If beneficiary other than spouse)



                                    EXHIBIT C

                                PMC-SIERRA, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the PMC-Sierra, Inc. 1991 Employee Stock Purchase Plan which began on ____________, 20____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                    Name and Address of Participant


                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------




                                    Signature

                                    --------------------------------------------


                                    Date:
                                         ---------------------------------------